                                                                    Exhibit 99.5
--------------------------------------------------------------------------------
                                                    Monthly Operating Report

-----------------------------------------
CASE NAME: KITTY HAWK CARGO, INC.                         ACCRUAL BASIS
-----------------------------------------
-----------------------------------------
CASE NUMBER: 400-42145-BJH-11                          02/13/95, RWD, 2/96
-----------------------------------------
-----------------------------------------
JUDGE: BARBARA J. HOUSER
-----------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                        MONTH ENDING: AUGUST 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Drew Keith                                    CHIEF FINANCIAL OFFICER
------------------------------------------        -----------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                       TITLE

DREW KEITH                                                   9/20/01
------------------------------------------        -----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                             DATE

PREPARER:

/s/ Kevin K. Craig                                CONTROLLER, KITTY HAWK INC.
------------------------------------------        -----------------------------
ORIGINAL SIGNATURE OF PREPARER                                TITLE

KEVIN K. CRAIG                                               9/20/01
------------------------------------------        -----------------------------
PRINTED NAME OF PREPARER                                      DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

---------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-1
---------------------------------------

---------------------------------------
CASE NUMBER: 400-42145-BJH-11                        02/13/95, RWD, 2/96
---------------------------------------

---------------------------------------
COMPARATIVE BALANCE SHEET
----------------------------------------------------------------------------------------------------------------------------
                                                                        SCHEDULE          MONTH            MONTH      MONTH
                                                                                       -------------------------------------
ASSETS                                                                    AMOUNT        JULY, 2001     AUGUST, 2001
----------------------------------------------------------------------------------------------------------------------------
1.    UNRESTRICTED CASH                                                               $    12,075      $    11,751
----------------------------------------------------------------------------------------------------------------------------
2.    RESTRICTED CASH                                                                 $         0      $         0
----------------------------------------------------------------------------------------------------------------------------
3.    TOTAL CASH                                                     $          0     $    12,075      $    11,751       $0
----------------------------------------------------------------------------------------------------------------------------
4.    ACCOUNTS RECEIVABLE (NET)                                      $ 41,314,895     $22,034,635      $20,636,684
----------------------------------------------------------------------------------------------------------------------------
5.    INVENTORY                                                                       $         0      $         0
----------------------------------------------------------------------------------------------------------------------------
6.    NOTES RECEIVABLE                                                                $         0      $         0
----------------------------------------------------------------------------------------------------------------------------
7.    PREPAID EXPENSES                                               $     35,445     $         0      $         0
----------------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                                            $102,257,281     $20,551,297      $14,720,182
----------------------------------------------------------------------------------------------------------------------------
9.    TOTAL CURRENT ASSETS                                           $143,607,621     $42,598,007      $35,368,617       $0
----------------------------------------------------------------------------------------------------------------------------
10.   PROPERTY, PLANT & EQUIPMENT                                    $  2,455,211     $ 4,716,415      $ 4,727,801
----------------------------------------------------------------------------------------------------------------------------
11.   LESS: ACCUMULATED
      DEPRECIATION / DEPLETION                                                        $ 2,806,509      $ 2,858,470
----------------------------------------------------------------------------------------------------------------------------
12.   NET PROPERTY, PLANT &
      EQUIPMENT                                                      $  2,455,211     $ 1,909,906      $ 1,869,331       $0
----------------------------------------------------------------------------------------------------------------------------
13.   DUE FROM INSIDERS                                                               $         0      $         0       $0
----------------------------------------------------------------------------------------------------------------------------
14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                                                      $         0      $         0       $0
----------------------------------------------------------------------------------------------------------------------------
15.   OTHER (ATTACH LIST)                                                             $         0      $         0       $0
----------------------------------------------------------------------------------------------------------------------------
16.   TOTAL ASSETS                                                   $146,062,832     $44,507,913      $37,237,948       $0
----------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------
17.   ACCOUNTS PAYABLE                                                                $   956,496      $   686,094
----------------------------------------------------------------------------------------------------------------------------
18.   TAXES PAYABLE                                                                   $   684,532      $   749,994
----------------------------------------------------------------------------------------------------------------------------
19.   NOTES PAYABLE                                                                   $         0      $         0
----------------------------------------------------------------------------------------------------------------------------
20.   PROFESSIONAL FEES                                                               $         0      $         0
----------------------------------------------------------------------------------------------------------------------------
21.   SECURED DEBT                                                                    $         0      $         0
----------------------------------------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                                                            ($ 8,622,072)    ($12,797,618)
----------------------------------------------------------------------------------------------------------------------------
23.   TOTAL POSTPETITION
      LIABILITIES                                                                    ($ 6,981,044)    ($11,361,530)      $0
----------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
----------------------------------------------------------------------------------------------------------------------------
24.   SECURED DEBT                                                                    $         0      $         0
----------------------------------------------------------------------------------------------------------------------------
25.   PRIORITY DEBT                                                  $    496,687     $         0      $         0
----------------------------------------------------------------------------------------------------------------------------
26.   UNSECURED DEBT                                                 $ 78,864,376     $ 5,092,400      $ 5,092,400
----------------------------------------------------------------------------------------------------------------------------
27.   OTHER (ATTACH LIST)                                                             $ 4,954,286      $ 4,954,286
----------------------------------------------------------------------------------------------------------------------------
28.   TOTAL PREPETITION LIABILITIES                                  $ 79,361,063     $10,046,686      $10,046,686       $0
----------------------------------------------------------------------------------------------------------------------------
29.   TOTAL LIABILITIES                                              $ 79,361,063     $ 3,065,642     ($ 1,314,844)      $0
----------------------------------------------------------------------------------------------------------------------------
EQUITY
----------------------------------------------------------------------------------------------------------------------------
30.   PREPETITION OWNERS' EQUITY                                                      $61,741,245      $61,741,245
----------------------------------------------------------------------------------------------------------------------------
31.   POSTPETITION CUMULATIVE
      PROFIT OR (LOSS)                                                               ($20,298,974)    ($23,188,453)
----------------------------------------------------------------------------------------------------------------------------
32.   DIRECT CHARGES TO EQUITY
      (ATTACH EXPLANATION)                                                            $         0      $         0       $0
----------------------------------------------------------------------------------------------------------------------------
33.   TOTAL EQUITY                                                   $          0     $41,442,271      $38,552,792       $0
----------------------------------------------------------------------------------------------------------------------------
34.   TOTAL LIABILITIES &
      OWNERS' EQUITY                                                 $ 79,361,063     $44,507,913      $37,237,948       $0
----------------------------------------------------------------------------------------------------------------------------
                                                                                      $         0      $         0       $0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report

---------------------------------------
CASE NAME: KITTY HAWK CARGO, INC               ACCRUAL BASIS-2
---------------------------------------

---------------------------------------
CASE NUMBER: 400-42145-BJH-11                        02/13/95, RWD, 2/96
---------------------------------------

------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------------------------------
                                                              MONTH                 MONTH         MONTH              QUARTER
                                                     ---------------------------------------------------
REVENUES                                                    JULY, 2001          AUGUST, 2001                           TOTAL
------------------------------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                                         $14,077,707           $12,753,521                      $26,831,228
------------------------------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                              $         0           $         0                      $         0
------------------------------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                            $14,077,707           $12,753,521         $0           $26,831,228
------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------------------------------
4.  MATERIAL                                               $         0           $         0         $0           $         0
------------------------------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                           $         0           $         0         $0           $         0
------------------------------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                        $         0           $         0         $0           $         0
------------------------------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                               $         0           $         0         $0           $         0
------------------------------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                                           $14,077,707           $12,753,521         $0           $26,831,228
------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------
9.  OFFICER / INSIDER COMPENSATION                         $    13,333           $    13,333                      $    26,666
------------------------------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                                    $     3,224           $     5,593                      $     8,817
------------------------------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                               $ 2,522,721           $ 4,800,582                      $ 7,323,303
------------------------------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                           $   317,964           $   277,128                      $   595,092
------------------------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                                    $17,121,236           $12,040,636                      $29,161,872
------------------------------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                               $19,978,478           $17,137,272         $0           $37,115,750
------------------------------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                                       ($5,900,771)          ($4,383,751)        $0          ($10,284,522)
------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)                          ($39,214)                ($420)                        ($39,634)
------------------------------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)                      $         0           $         0                      $         0
------------------------------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                                       $   335,802           $   380,505                      $   716,307
------------------------------------------------------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION                               $    51,521           $    51,961                      $   103,482
------------------------------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                           $         0           $         0                      $         0
------------------------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                                    $         0           $         0                      $         0
------------------------------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                            $   348,109           $   432,046         $0           $   780,155
------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                                      $         0           $         0         $0           $         0
------------------------------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                                      $         0           $         0         $0           $         0
------------------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                    $         0           $         0         $0           $         0
------------------------------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                          $         0           $         0         $0           $         0
------------------------------------------------------------------------------------------------------------------------------
27. INCOME TAX                                             ($2,499,551)          ($1,926,319)                     ($4,425,870)
------------------------------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                                      ($3,749,329)          ($2,889,478)        $0           ($6,638,807)
------------------------------------------------------------------------------------------------------------------------------
                                                           $         0           $         0

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                       Monthly Operating Report

-----------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                                 ACCRUAL BASIS-3
-----------------------------------------------

-----------------------------------------------
CASE NUMBER: 400-42145-BJH-11                                02/13/95, RWD, 2/96
-----------------------------------------------

------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                 MONTH           MONTH           MONTH           QUARTER
                                        ----------------------------------------------------
DISBURSEMENTS                                   JULY, 2001    AUGUST, 2001                         TOTAL
------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                      ($13,805)     $   12,075         $11,751        ($13,805)
------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                  $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------
3.  PREPETITION                                 $         0      $        0                     $         0
------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                $10,279,143      $9,092,820                     $19,371,963
------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                    $10,279,143      $9,092,820         $     0     $19,371,963
------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)              $         0      $        0                     $         0
------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                              $         0      $        0                     $         0
------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                        ($10,253,263)    ($9,093,144)                   ($19,346,407)
------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS               ($10,253,263)    ($9,093,144)        $     0    ($19,346,407)
------------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                              $    25,880           ($324)        $     0     $    25,556
------------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                        $    12,075      $   11,751         $11,751     $    11,751
------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                 $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                          $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID               $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES                   $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
16. UTILITIES                                   $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
17. INSURANCE                                   $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                         $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                            $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
20. TRAVEL                                      $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                               $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                       $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                    $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
24. ADVERTISING                                 $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                         $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS               $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                           $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                           $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                         $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES               $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                         $         0      $        0         $     0     $         0
------------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                               $    25,880           ($324)        $     0     $    25,556
------------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                         $    12,075      $   11,751         $11,751     $    11,751
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

----------------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                     ACCRUAL BASIS-4
----------------------------------------------

----------------------------------------------
CASE NUMBER: 400-42145-BJH-11                     2/13/95, RWD, 2/96
----------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                     SCHEDULE          MONTH           MONTH          MONTH
                                                                -----------------------------------------------
ACCOUNTS RECEIVABLE AGING                             AMOUNT         JULY, 2001    AUGUST, 2001
---------------------------------------------------------------------------------------------------------------
1.  0-30                                            $21,518,319     $17,197,076     $16,432,866
---------------------------------------------------------------------------------------------------------------
2.  31-60                                           $14,127,296     $   497,728     $   241,179
---------------------------------------------------------------------------------------------------------------
3.  61-90                                           $ 2,070,404     $   151,761     $   295,180
---------------------------------------------------------------------------------------------------------------
4.  91+                                             $ 3,598,876     $ 2,883,437     $ 2,882,022
---------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                       $41,314,895     $20,730,002     $19,851,247             $0
---------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE
---------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                       $41,314,895     $20,730,002     $19,851,247             $0
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                               MONTH: AUGUST, 2001
                                                                              ---------------------------------
---------------------------------------------------------------------------------------------------------------
                                         0-30            31-60           61-90            91+
TAXES PAYABLE                            DAYS            DAYS            DAYS            DAYS           TOTAL
---------------------------------------------------------------------------------------------------------------
1.  FEDERAL                            $749,994                                                       $749,994
---------------------------------------------------------------------------------------------------------------
2.  STATE                                                                                             $      0
---------------------------------------------------------------------------------------------------------------
3.  LOCAL                                                                                             $      0
---------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                                                                               $      0
---------------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE                $749,994         $     0         $     0         $     0       $749,994
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                   $548,259         $35,842         $49,514         $52,479       $686,094
---------------------------------------------------------------------------------------------------------------
                                                                                                      $      0
-----------------------------------------------
STATUS OF POSTPETITION TAXES                                            MONTH: AUGUST, 2001
                                                                               --------------------------------

---------------------------------------------------------------------------------------------------------------
                                                     BEGINNING        AMOUNT                         ENDING
                                                        TAX        WITHHELD AND/      AMOUNT           TAX
FEDERAL                                             LIABILITY*      0R ACCRUED         PAID         LIABILITY
---------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                      $      0                                       $      0
---------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                    $      0                                       $      0
---------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                    $      0                                       $      0
---------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                       $      0                                       $      0
---------------------------------------------------------------------------------------------------------------
5.  INCOME                                             $      0                                       $      0
---------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                $684,532        $749,994        $684,532       $749,994
---------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                                $684,532        $749,994        $684,532       $749,994
---------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                        $      0                                       $      0
---------------------------------------------------------------------------------------------------------------
9.  SALES                                              $      0                                       $      0
---------------------------------------------------------------------------------------------------------------
10. EXCISE                                             $      0                                       $      0
---------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                       $      0                                       $      0
---------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                      $      0                                       $      0
---------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                                  $      0                                       $      0
---------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                                $      0                                       $      0
---------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                                $      0        $      0        $      0       $      0
---------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                        $684,532        $749,994        $684,532       $749,994
---------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

--------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                    ACCRUAL BASIS-5
--------------------------------------

--------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
--------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH: AUGUST, 2001
                                                                  --------------------------------------------
---------------------------------------------
BANK  RECONCILIATIONS
                                                   Account #1      Account #2       Account #3
--------------------------------------------------------------------------------------------------------------
A.    BANK:                                Bank One
----------------------------------------------------------------------------------------------
B.    ACCOUNT NUMBER:                              1559691298                                        TOTAL
----------------------------------------------------------------------------------------------
C.    PURPOSE (TYPE):                      Operations Account
--------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                          $    0                                         $     0
--------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                    $    0                                         $     0
--------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                        $    0                                         $     0
--------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                             $3,251                                         $ 3,251
--------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                         $3,251              $0              $0         $ 3,251
--------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------

---------------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------
                                                      DATE OF       TYPE OF       PURCHASE        CURRENT
BANK, ACCOUNT NAME & NUMBER                          PURCHASE      INSTRUMENT      PRICE           VALUE
--------------------------------------------------------------------------------------------------------------
7.  N/A
--------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                       $0         $     0
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                   $ 8,500
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                          $11,751
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

------------------------------------
CASE NAME: KITTY HAWK CARGO, INC                    ACCRUAL BASIS-6
------------------------------------

------------------------------------
CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96
------------------------------------

                                                        MONTH: AUGUST, 2001

----------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
----------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                     INSIDERS
--------------------------------------------------------------------------------
                                     TYPE OF          AMOUNT        TOTAL PAID
       NAME                          PAYMENT           PAID          TO DATE
--------------------------------------------------------------------------------
1.  Toby Skaar                   Salary               $ 13,333          $284,833
--------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO INSIDERS                                       $ 13,333          $284,833
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                   PROFESSIONALS
------------------------------------------------------------------------------------------------------------------
                             DATE OF COURT                                                               TOTAL
                           ORDER AUTHORIZING             AMOUNT             AMOUNT      TOTAL PAID      INCURRED
         NAME                  PAYMENT                  APPROVED             PAID        TO DATE       & UNPAID *
------------------------------------------------------------------------------------------------------------------
1.  SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
------------------------------------------------------------------------------------------------------------------
2.
------------------------------------------------------------------------------------------------------------------
3.
------------------------------------------------------------------------------------------------------------------
4.
------------------------------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO PROFESSIONALS                                        $0                $0                $0              $0
------------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

                                                      SCHEDULED          AMOUNTS
                                                       MONTHLY            PAID           TOTAL
                                                      PAYMENTS           DURING          UNPAID
                     NAME OF CREDITOR                    DUE              MONTH       POSTPETITION
--------------------------------------------------------------------------------------------------
1.  National City Bank & Ft Wayne - Allen County      $184,377          $184,377                $0
--------------------------------------------------------------------------------------------------
2.  Ridgely - City of Philadelphia - PHL              $ 26,274          $ 26,274                $0
--------------------------------------------------------------------------------------------------
3.  Continental Airlines - EWR                        $ 21,762          $ 21,762                $0
--------------------------------------------------------------------------------------------------
4.  City of Los Angeles - LAX                         $  5,334          $  5,334                $0
--------------------------------------------------------------------------------------------------
5.  Airport Group Int'l - ATL                         $ 11,200          $ 11,200                $0
--------------------------------------------------------------------------------------------------
6.  TOTAL                                             $248,947          $248,947                $0
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Monthly Operating Report

------------------------------------------------
CASE NAME:  KITTY HAWK CARGO, INC                                                        ACCRUAL BASIS-7
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42145-BJH-11                                                                       02/13/95, RWD, 2/96
------------------------------------------------

                                                                                          MONTH: AUGUST, 2001
                                                                                                 -------------------------------

----------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    YES                NO
--------------------------------------------------------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                                                   X
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                                     X
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
--------------------------------------------------------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                                                              X
     LOANS) DUE FROM RELATED PARTIES?
--------------------------------------------------------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                                             X
     THIS REPORTING PERIOD?
--------------------------------------------------------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                                   X
     DEBTOR FROM ANY PARTY?
--------------------------------------------------------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                       X
--------------------------------------------------------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                                                 X
     PAST DUE?
--------------------------------------------------------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                   X
--------------------------------------------------------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                         X
--------------------------------------------------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                                     X
     DELINQUENT?
--------------------------------------------------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                                    X
     REPORTING PERIOD?
--------------------------------------------------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                                                    X
--------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
-------------------------
INSURANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                    YES                NO
--------------------------------------------------------------------------------------------------------------------------------
1.  ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                          X
    NECESSARY INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------------------------------------------------------
2.  ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                                      X
--------------------------------------------------------------------------------------------------------------------------------
3.  PLEASE  ITEMIZE  POLICIES  BELOW.
--------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                             INSTALLMENT  PAYMENTS
--------------------------------------------------------------------------------------------------------------------------------
             TYPE OF                                                                           PAYMENT AMOUNT
             POLICY            CARRIER                          PERIOD COVERED                   & FREQUENCY
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
        SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------------------------

CASE NAME:  Kitty Hawk Cargo, Inc.                         FOOTNOTES SUPPLEMENT
----------------------------------

----------------------------------
CASE NUMBER: 400-42145-BJH-11                                    ACCRUAL BASIS
----------------------------------

                                                          MONTH: AUGUST, 2001
                                                                 ------------

------------------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS FORM NUMBER     LINE NUMBER                                  FOOTNOTE / EXPLANATION
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
           6                                 All Professional fees related to the Reorganization of the
------------------------------------------------------------------------------------------------------------------------------
                                               Company are disbursed out of Kitty Hawk, Inc. (Parent
------------------------------------------------------------------------------------------------------------------------------
                                               Company). Refer to Case # 400-42141
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
           7                                 All insurance plans related to the Company are carried
------------------------------------------------------------------------------------------------------------------------------
                                               at Kitty Hawk, Inc. (Parent Company). Refer to Case #
------------------------------------------------------------------------------------------------------------------------------
                                               400-42141.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
           3                        3        The current general ledger system is not able to provide a detail of
------------------------------------------------------------------------------------------------------------------------------
                                               customer cash receipts segregated by prepetion accounts receivable
------------------------------------------------------------------------------------------------------------------------------
                                               and post petition accounts receivable. Therefore, cash receipts
------------------------------------------------------------------------------------------------------------------------------
                                               is provided in total for the month.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
           3                        8        All cash received into the Company cash accounts is swept
------------------------------------------------------------------------------------------------------------------------------
                                               each night to Kitty Hawk, Inc. Master Account (see Case
------------------------------------------------------------------------------------------------------------------------------
                                               #400-42141).
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
           3                       31        All disbursements (either by wire transfer or check), including payroll are
------------------------------------------------------------------------------------------------------------------------------
                                               disbursed out of the Kitty Hawk, Inc. controlled disbursement
------------------------------------------------------------------------------------------------------------------------------
                                               account.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
           4                        6        All assessment of uncollectible accounts receivable are done
------------------------------------------------------------------------------------------------------------------------------
                                               at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
------------------------------------------------------------------------------------------------------------------------------
                                               are recorded at Inc. and pushed down to Inc.'s subsidiaries
------------------------------------------------------------------------------------------------------------------------------
                                               as deemed necessary.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
           4                        7        The A/R aging does not reconcile to the general ledger due to historical
------------------------------------------------------------------------------------------------------------------------------
                                               system problems.  In addition, A/R aging is for Trade A/R only.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
           4                        6        Accounts payable on the aging are in the 60 and 90 day categories due to wire
------------------------------------------------------------------------------------------------------------------------------
                                               transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
------------------------------------------------------------------------------------------------------------------------------
                                               aging and invoices on Kitty Hawk Cargo Aging. Company is working on
------------------------------------------------------------------------------------------------------------------------------
                                               clearing these items.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
           4                        1        Status of Postpetition Taxes - Kitty Hawk Cargo Payroll was transferred to
------------------------------------------------------------------------------------------------------------------------------
                                               Aircargo's payroll in January, 2001 (case #00-42142-BJH-11)
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
           6                    Insiders     Payments to insiders include a portion of the Court approved retention
------------------------------------------------------------------------------------------------------------------------------
                                               payments in the month of January.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
           6                     Leases      EWR station & Lessor was changed to Continental; ATL rent paid 8/30, G/L 9/01
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER:  400-42145-BJH-11

Details of Other Items                                   AUGUST, 2001

ACCRUAL BASIS-1

8.    OTHER (ATTACH LIST)                             $   14,720,182 Reported
                                                      ---------------
           Net of all I/C Accts Receivable/Payable        11,672,465
           Intangibles - Other                               154,458
           Note Receivable - AFL                           2,549,195
           Deposits                                          344,064
                                                      ---------------
                                                          14,720,182 Detail
                                                      ---------------
                                                                   - Difference
                                                      ---------------


22.   OTHER (ATTACH LIST)                             $  (12,797,618)Reported
                                                      ---------------
           Accrued Liabilities                             2,746,570
           Accrued Salaries & PR Taxes                             -
           Less:  FET Taxes Payable (Line 18)               (749,994)
           Post-petition Fed Inc Tax                     (14,794,194)
                                                      ---------------
              *** FET recorded in Taxes Payable          (12,797,618)Detail
                                                      ---------------
                                                                   - Difference
                                                      ---------------


27.   OTHER (ATTACH LIST)                             $    4,954,286 Reported
                                                      ---------------
           Pre-petition Fed Inc Tax                        4,018,643
           Pre-petition Deposits                             479,840
           Pre-petition Taxes Other                                -
           Pre-petition Accrued Liabilities                  455,803

                                                      ---------------
                                                           4,954,286 Detail
                                                      ---------------
                                                                   - Difference
                                                      ---------------


ACCRUAL BASIS-2

13.   OTHER (ATTACH LIST)                             $   12,040,636 Reported
                                                      ---------------
             Aircraft Costs                                2,466,631
             I/C Aircraft Costs (KHA)                      4,084,878
             KHC Ground Handling (Operations Payroll)        912,305
             Outstation Ground Handling                    1,284,360
             Trucking Costs                                  401,406
             Fuel                                          2,826,437
             Contract Labor                                        -
             Other                                            64,619

                                                      ---------------
                                                          12,040,636 Detail
                                                      ---------------
                                                                   - Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                 (9,093,144)Reported
                                                      ---------------
           Transfer to Inc - all money sweeps             (9,093,144)Detail
                                                      ---------------
              to KH Inc. Case #400-42141                           - Difference
                                                      ---------------


ACCRUAL BASIS-4

6.    OTHER (ATTACH LIST)                                  1,434,526 Reported
                                                      ---------------
           FET (720) 7/01-15/01 Pd 8/10                      291,400
           FET (720) 7/16-31/01 Pd 8/27                      389,155
           FET (720) Refund - Reconciling Items                3,977
           FET (720) 8/01-31/01                              749,994

                                                      ---------------
                                                           1,434,526 Detail
                                                      ---------------
                                                                  -  Difference
                                                      ---------------